Income Taxes Disclosure	9 Months Ended	12 Months Ended
	Oct. 31, 2020	Jan. 31, 2020
Notes
Income Taxes Disclosure

NOTE 6 - WITHHOLDING TAXES PAYABLE

During the nine-month period ended October 31, 2020, the Company reclassified $108,079 in Chilean withholding taxes payable from current- to long-term. As at October 31, 2020, the Company had a total of $109,076 in Chilean withholding taxes payable.

NOTE 7 - INCOME TAXES

The provision for income taxes differs from the amount that would have resulted in applying the combined federal statutory tax rate as follows:

	January 31, 2020	January 31, 2019
Net loss	$(321,592)	$(134,062)
Statutory income tax rate	21%	21%
Expected in tax recovery at statutory income tax rates	67,000	28,100
Permanent differences and other	--	--
Difference in foreign tax rates, foreign exchange, other	(12,000)	(12,000)
Other	9,000	18,900
Adjustment to prior year provisions versus statutory tax returns	4,000	18,000
Change in valuation allowance	84,000	41,000
Income tax recovery	$--	$--

Temporary differences that give rise to the following deferred tax assets and liabilities at are:

	January 31, 2020	January 31, 2019
Deferred tax assets (liabilities)
Federal loss carryforwards	$741,000	$715,000
Foreign loss carryforwards	967,000	925,000
Mineral properties	40,000	24,000
	1,748,000	1,664,000
Valuation allowance	(1,748,000)	(1,664,000)
	$--	$--

The Company has approximately $3,526,481 of United States federal net operating loss carry forwards that may be offset against future taxable income. These losses may be carried forward indefinitely.

The Company also has approximately $3,580,870 of Chilean tax losses. The Chilean tax losses can be carried forward indefinitely.